Exhibit T3A.13

REGISTRATION DATA
	NIRE FROM HEADQUARTERS	BAR CODE (NIRE)	CNPJ HEADQUARTERS
NO PREVIOUS REQUIREMENT	3522602510-1		14,555,259/0001-03

ACT (S)	REGISTERED
Inclusion / Alteration of Members;	ER.CIESP

ACT (S)
AEGERION BRASIL SALES PROMOTION AND ADMINISTRATION SERVICES LTDA.

PUBLIC PLACE			NUMBER
Paulista Avenue			2300

COMPLEMENT	NEIGHBORHOOD / DISTRICT	Zip code	CODE OF THE CITY
Pilotis floor, room 52.	Nice view	01310-300	5433

COUNTY			UF
Sao Paulo			SP

E-MAIL			TELEPHONE

NAME OF LAWYER		N. OAB	UF.

VALUES COLLECTED	IDENTIFICATION OF COMPANY REPRESENTATIVE
DARE 116.73	name:	RAMON FERNANDEZ ARACIL FILHO (Prosecutor)
DARF 21.00	signature:	DATE SIGNATURE:	26/08/2015

I DECLARE, UNDER THE LAWS OF LAW, THAT THE INFORMATION CONTAINING THE APPLICATION / PROCESS IS EXPRESSION OF THE TRUTH.

☒	Power of Attorney)	☒	DBE
☒	Personal Doc (s	☐	Candy) partners	Internet control
☐	Outree			017157466-4

Anxxxxxx 82501/13 - 6

AEGERION BRASIL PROMOTION AND ADMINISTRATION SERVICES
SALES LTDA.

REGISTERED
ER. CIESP

CNPJ / MF 14.555.259 / 0001-03
NIRE 3522602510-1

Minutes of Membership Meeting
held on July 29, 2015

Date and time: At 29 days of July of the year 2015 at 9:00 am. Local: At the Company's registered office, in the City of São Paulo, State of São Paulo, at Avenida Paulista, 2300, Pilotis floor, room 52, CEP 01310-300. Convocation: The call formalities were waived due to the presence of all the members, as provided for in article 1,072, paragraph 2 of Law No. 10,406 of 10.1.2002 (“Law No. 10,406 / 02”). Presence: (The) AEGERION PHARMACEUTICALS, INC., company incorporated and existing under the laws of Delaware, United States of America, headquartered in Cambridge City, Massachusetts, United States of America, on One Main Street, 8th floor, Zip Code 02142, registered with CNPJ / MF under 16.983.615 / 0001-15, hereby represented by its very attorney-in-fact, Mr. RAMON FERNANDEZ ARACIL FILHO, Brazilian, married, lawyer, registered with the CPF / MF under No. 132.929.988-40 and OAB / SP under No. 180.624, resident and domiciled in the City of São Paulo, State of São Paulo, with office Alameda Joaquim Eugênio de Lima, No. 187, 9th floor, ZIP Code 01403-001; and (b) AEGERION PHARMACEUTICALS HOLDINGS, INC., a company incorporated and existing under the laws of Delaware, United States of America, headquartered in Cambridge City, Massachusetts, United States of America, on One Main Street, 8th floor, Zip Code 02142, registered with CNPJ / MF No. 16,983,614 / 0001-70, hereby represented by its attorney-in-fact, Mr. RAMON FERNANDEZ ARACIL FILHO, already qualified above, only members representing the totality of the share capital of AEGERION BRASIL SALES PROMOTION AND ADMINISTRATION SERVICES LTDA., a limited company, headquartered in the City of São Paulo, State of São Paulo, at Avenida Paulista, no. 2300, Pilotis floor, room 52, zip code 01310-300, registered with CNPJ / MF under no. 14.555.259 / 0001-03 , with its Articles of Association filed with the São Paulo State Board of Trade (“JUCESP”) Under NIRE 3522602510-1, in session of 21.10.2011 and last contractual amendment filed at JUCESP under no. 478.972 / 12-0 (“Society”). <code i”). Day order: ADVOCATE (i) the dismissal of the current manager of the Company; and (ii) the appointment of a new director to the Company. Resolutions taken unanimously: After the matter was discussed and later voted, the following were unanimously approved: (i) the dismissal of Ms. ANDREA DAIDONE, Brazilian, divorced, business administrator, holder of Identity Card RG No. 21.133.062-SSP / SP and registered with the CPF / MF under No. 175.976.748.48, resident and domiciled in the City of São Paulo, State of São Paulo , at Rua Caiubi, 1096, CEP 05010-000, from the position of director of the Company, and (ii) the appointment of Mr. LUIZ SANTOS AZEVEDO JUNIOR,

Brazilian, divorced, administrator, holder of Identity Card RG No. 03.964.967-8 DETRAN-RJ and registered with the CPF / MF under No. 636.865.207-10, resident and domiciled in the City of Rio de Janeiro, State of Rio de Janeiro, at Rua Rabino Henrique Lemle, No. 130, Bairro Recreio, Zip Code 22790-040, for the position of director of the Company, for an indefinite period, and must act in accordance with the provisions of the Company's Articles of Incorporation. The director hereby elected shall not be entitled to any additional compensation beyond that already received as an employee of the Company. The director hereby appointed hereby declares, under penalty of law, that he is not prevented from exercising the management of the Company: (i) by special law; (ii) by virtue of criminal conviction, or for being under its effects; (iii) by virtue of a penalty that prohibits, even temporarily, access to public office; (iv) or for bankruptcy, malfeasance, bribery or bribery, concussion, embezzlement, or against the popular economy, the national financial system, antitrust rules, consumer relations, public faith or property. Suspension of proceedings and drawing up of the minutes: There being no further business to be discussed, the floor being offered to anyone who wished to make use of it, and no one speaking up, the proceedings were suspended for the time necessary for the preparation of these minutes. Reopened the session, these minutes were read, checked, approved and signed by all present.

Sao Paulo, July 29, 2015

(Aegeríon Brasil Minutes of Membership Promotion Services Ltda., held on July 29, 2015)

AEGERION PHARMACEUTICALS, INC.

/s/ Ramon Fernandez Àracil Filho
Pp.	Ramon Fernandez Àracil Filho

AEGERION PHARMACEUTICALS HOLDINGS, INC.

/s/ Ramon Fernandez Aracil Filho
Pp.	Ramon Fernandez Aracil Filho

Elected Administrator:

/s/ Luiz Santos Azevedo Junior
Luiz Santos Azevedo Junior

The analysis and the approval of this document will be carried out as follows:
•  São Paulo State Board of Trade

ACCESS CODE SP.90.19.55.66 -14.555.259.000.103

01. IDENTIFICATION
BUSINESS NAME (business name or denomination) AEGERION BRASIL SALES PROMOTION AND ADMINISTRATION SERVICES LTDA	N° CNCRJ 14,555,259/0001-03

02. REASON FOR FILL
LIST OF REQUESTED EVENTS / EVENT DATE 202 Amendment of the natural person responsible to the CNPJ - 07/29/2015 Membership and Management Board - QSA

03. DOCUMENTS SUBMITTED
■ fcpj	■ what

04. IDENTIFICATION OF THE PREPOSAL
NAME OF PREPOSAL	CPF OF PREPOSAL

05. IDENTIFICATION OF THE LEGAL PERSON'S REPRESENTATIVE
■ Responsible ■Mayor
NAME LUIZ SANTOS AZEVEDO JUNIOR	CPF 636,865,207-10
PLACE AND DATE SAN XXX, 26TH XXXXXX 2015	SUBSCRIPTION (XXX XXXX XX to known)

06. Firm Recognition /	07. DELIVERY RECEIPT
CARDORIO IDENTIFICATION	CARMBO WITH DATE AND OFFICIAL SIGNATURE OF THE REGISTERING UNIT
Notary Public's Office of the Sao Paulo Paulista Augusta Street, 1638/1642 ZIP Code: 01304-001 Fabio Tadeu Bisosnin - Notary	XXXXXXXXXXXXXX TRADE JUNIA

I RECOMMEND SIMILAR FIRM (S) LUIZ SANTOS AZEVEDO JUNIOR (275537) Sao Paulo, August 24, 2015 IN TEST OF TRUTH	DEFERRED 11 SEP 2015

COD.SEG.5055485680484953495249544849 1 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX FIRM Rs 4.80 ** TOTAL Rs 4.80	Serson Alexendre Marangon Technical Assistant Public Register
DIGITER : Alex dos Santos Rose 14:16:01	Rg: 40.062.969-4

PROCURAÇÃO

Pelo presente instrumento de mandato, AEGERION PHARMACEUTICALS HOLDING INC., (“OUTORGANTE”), sociedade constituída e existente de acordo com as leis dos Estados Unidos da América, com sede em 101 Main Street, Cambridge, sala 1850, CEP 02142, Delaware, Estados Unidos da América, inscrita no CNPJ sob o n° 16.983.614/0001-70, neste ato representada por seu representante legal abaixo assinado, nomeia e constitui seus bastantes procuradores (“PROCURADORES”) a Sra. MARIA ANTÓNIA MOURÃO CAMPOS, brasileira, casada, advogada, inscrita no Cadastro de Pessoa Física (CPF) sob n°. 082.521.018-60 e na OAB/SP sob n°. 142.065, o .Sr. RAMON FERNANDEZ ARACIL FILHO, brasileiro, casado, advogado, inscrito no CPF sob o n° 132.929.988-40 e na OAB/SP sob o n° 180.624 e o Sr. FELIPE GABRIEL MACHADO CARGNIN, brasileiro, solteiro, advogado, inscrito no Cadastro de Pessoa Física (CPF) sob o n° 039.944.352-27 e na OAB/SP sob o n° 319,496, residentes e domiciliados na Cidade de São Paulo Estado de Sao Paulo, com èscritono na Alameda Joaquim Eugenio de
POWER OF ATTORNEY

“By this power of attorney, AEGERION PHARMACEUTICALS HOLDINGS, INC, (“PRINCIPAL”), a company organized and existing in accordance with the laws of United States of America, headquartered at 101 Main Street, Cambridge, offices 1850, ZIP Code 02142, Delaware, United States of America, enrolled with CNPJ under n° 16.983.614/0001-70, herein represented by its legal representative hereby appoints and retains as its attorneys-in-fact (“ATTORNEYS-IN-FACT”) Mrs. MARIA ANTÓNIA MOURÃO CAMPOS, Brazilian, married, lawyer, enrolled with the Individual Taxpayers Register (CPF) under n°. 082.521.018-60 in the OAB/SP under NO. 142.065, Mr. RAMON FERNANDEZ ARACIL FILHO, Brazilian, married, lawyer, enrolled with CPF under n°. 132.929.988-40 in the OAB/SP under n°. 180.624 and Mr. FELIPE GABRIEL MACHADO CARGNIN, Brazilian citizen, single, lawyer, enrolled in the Individual Taxpayer Register CPF under NO. 039.944.359-27 and with OAB/SP under no. 319.496, resident and domiciled in the City of São Paulo, State of São Paulo, with offices at Alameda Joaquim

Lima, 187, 9o andar, CEP 01403- 001, integrantes de Mourao Campos Sociedade de Advogados, para, agindo individual ou conjuntamente, representar a OUTORGANTE e em seu nome praticar todos e quaisquer dos seguintes atos: (1) conforme estabelecido nos artigos 1.074, §1° do Código Civil Brasileiro e 126, §1° da Lei n° 6.404, de 15.12.1976 (“Lei das Sociedades por Ações”), representar a OUTORGANTE, na qualidade de quotista, perante a empresa AEGERION BRASIL SERVIÇOS DE PROMOÇÃO E ADMINISTRAÇÃO DE VENDAS LTDA (“SOCIEDADE”), sociedade limitada, com sede na Avenida Paulista, n° 2.300, Piso Pilotis, Sala 52, São Paulo, São Paulo, CEP 01310-300, inscrita no CNPJ sob o n° 14.555.259/0001-03, bem como defender a OUTORGANTE perante os demais sócios dessa SOCIEDADE, podendo para tanto, no exclusivo cumprimento de instruções verbais ou escritas da OUTORGANTE, (a) participar de reuniões, assembleias ou outros atos de deliberação, com poder para propor e votar qualquer matéria; (b) subscrever, adquirir, alienar, ceder ou transferir ações ou quotas, dando e recebendo quitação, e, (c) exercer todos os demais direitos inerentes à condição de sócio acionosta ou quotista da SOCIED DE, (2) representar e OUTORGANTE perante Euxxxx de .Lima, 187, 9o andar, ZIP CODE 01403-001, members of Mourão Campos
Sociedade de Advogados to act individually or Jointly, on behalf of PRINCIPAL and in its name shall perform any and all of the following acts: (1) pursuant to article 1074, paragraph 1 of the Brazilian Civil Code and article 126, paragraph 1 of Law No. 6404 of December 15, 1976, as amended (“Corporation Law”) to represent the PRINCIPAL, as quotaholder, before AEGERION BRASIL SERVIÇOS DE PROMOÇÃO E ADMINISTRAÇÃO DE VENDAS LTD A. (“COMPANY”), a Brazilian limited liability company, headquartered at Avenida Paulista, n° 2.300, Piso Pilotis, Sala 52, São Paulo, São Paulo, CEP 01310-300, enrolled with CNPJ under n° 14.555.259/0001-03, as well as defend the PRINCIPAL before the other partners of such COMPANY, being authorized, upon oral or written instructions from PRINCIPAL, to (a) participate in meetings, general meetings or other resolution events, with powers to propose and vote on any matter; (b) subscribe for, acquire, dispose of, assign or transfer shares or quotas, giving and receiving release therefor; and (c) exercise all other rights inherent to PRINCIPAL’s status as partner, shareholder or owner of the COMPANY; (2) to represent and defend PRINCIPAL before federal, repartições e autoridades públicas; federais, estaduais e múnicipais, incluindo o Banco Central do Brasil, a Comissão de Valores Mobiliários, o Conselho Administrativo de Defesa Económica e demais entidades autárquicas, em quaisquer questões de natureza jurídica; (3) receber citação em ações judiciais instauradas contra a OUTORGANTE com fundamento nos preceitos do Artigo 119 da Lei das Sociedades por Ações. Estão expressamente excluídos dos poderes citados acima os necessários para o recebimento de citação em ações judiciais propostas contra a OUTORGANTE não fundamentadas nos preceitos da Lei das Sociedades por Ações, notadamente a citação para ações fundamentadas nos preceitos de  Leis fiscais, previdenciárias, fundiárias, trabalhistas, ambientais e de defesa do consumidor; (4) para tratar e resolver definitivamente quaisquer questões para a prática de atos relacionados ao Cadastro Nacional de Pessoa Jurídica (CNPJ), perante a Receita Federal do Brasil (RFB), capacitando-os a serem demandados e a receberem citação, revestindo-os da condição de administradores dos bens nos termos da Instrução Normativa RFB n° 1.183 de 19 agosto de 2011, parcialmente galterada pela Instrução Normativa RFB, n° 2010 de 16 de novembro de 2011 e (5)
state ánd municipal government authorities and agencies, including the Central Bank of Brazil, the Brazilian Securities Commission, the Administrative Council for Economic Defense and other independent agencies, on any legal matters; (3) to receive service of process in lawsuits filed against the PRINCIPAL based on the provisions of article 119 of the Corporation Law The aforementioned powers expressly exclude those necessary for acknowledgment of service of process in lawsuits filed against the PRINCIPAL that are not based on the provisions of the Corporation Law, notably the lawsuits based on tax, social security, land, labor, environmental and consumer protection laws; (4) to deal with and definitively settle any matters and perform any acts relating to the National Register of Legal Entities (CNPJ) and before the Brazilian Federal Revenue (RFB), conferring on them powers to represent PRINCIPAL as defendant and receive service of process, and act as manager of the assets pursuant to RFB Normative Ruling No. 1.183 of August 19th, 2011, partially amended by the RFB Normative Ruling No. 1.210 of November 16th , 2011 and (5) at the ATTORNEY-IN-FACT’S discretion, to delegate all or any portion of the powers granted hereunder on the Conditions that said ATTORNEYS-IN-FACT shall deem proper, as substabelecer, no todo ou em parte, qualquer dos poderes aqui conferidos, nas condições que julgarem apropriadas, assim como podem, a qualquer tempo, renunciar aos poderes aqui recebidos. Esta procuração tem prazo de validade de 2 (dois) anos a contar da data da assinatura deste instrumento.
Will as to relinquish the powers granted hereby at any time. This power of attorney shall be valid for two (2) years from the date of execution hereof.

Cambridge, MA USA
January 17, 2014

AEGERION PHARMACEUTICALS, INC

Benjamin S. Harshbarger, Vice President and Assistant Secretary

On this January 31st 2014, before me, the undersigned “Notary Public”, personally attended Benjamin S. Harshbarger, who has proved by satisfactory evidence of identification by the Massachusetts State Driving License, to be the person who signed this document in my presence.

JOSE M. AZEVEDO
Notary Public”
Massachusetts State
My commission expires
June 10, 2016

9thx Titles and Document Registration Officer and
Civilin Legal Entity of the Capital) - CNPJ: 68,157,387 / 0001-28
Alfredo Cristiano Carvalho Man - Official
Emol.Protocoled and prepaid under no. 1,207,617 in
stateR $ 19.07 02/13/2014 and recorded today in microfilm
tpespR $ 14.03 under, 03 under no. 1,207,617, in titles and documents.
R. R $ 3.46 São Paoulo, February 13, 2014
T. Justice R $ 3.46

Total R $ 106.62

Stamps and Fees
Collection Alfredo Cristiano Carvalho Man – Of official
for funds Ricardo Naranjo – Of Substitution

Consulate General of Brazil in Boston
Requested x 410.4.140204-000024
I acknowledge by similarity, the signature on this documents by Jose M.Azevedo - ”notary public” in Cambridge – UNITED STATES and to state where it suits I present that I signed and sealed with this Seal of the Consulate General.

Paid RS. 20.00-Oura
USS 20.00 -TEC 410.4

Boston, February fourth of Two Thousand and Fourteen (04/02/2014)
021516MI WARNING
If the bar code number is different
Than the this tag
This is FAKE	Theigo de Castro Rodriguez
Vice Consume

EXEMPTED ON CONSULAR AGREEMENT With 0ART 2X, From Des 84.451 / 80. The legalization does not imply the morality of this document.

GUIOMAR TORGAN WHITE GUSMON
Sworn Public Translator
and COMMERCIAL INTERPRETER
Matr. JUCESP No. 977	ENGLISH PORTUGUESE	CPF. No. 007,454,878-6
OFFICIAL TRANSLATION
Rua Caropá, 594 Sao Paulo - SP 05447-000
Tel / Fax: (11) 3031-5399

TRANSLATION N ° 24687/14BOOK .A-065 SHEETS N°

Attestation I was presented on this date with an original document in ENGLISH, in order to translate it to the PORTUGUESE, what I do I do because of my office and as follows:

[Translator's Note: the document presented to me consists of a Letter of attorney written in the English and Portuguese languages, with vernacular legalization, which makes Aecerion Pharmaceuticals Holdings, Inc. in favor of Mrs. Maria Antonia Mourão Campos, Sr. Ramon Fernandez Aracil Filho and Mr. Felipe Gabriel Machado Cargnin duly signed [unreadable signature] by Benjamin S. Haarshbarger in Cambridge, MA USA, 17 January 2014, whose English language content was conferred by me and it is the faithful and integral translation of the Portuguese content, from which I transcribe the legalization in Portuguese and translate the English language that accompanies it in the following terms:]
[The following notary legalization appears as follows:]
On January 31, 2014, before me, the undersigned “Notary Public” personally attended Benjamin S. harshbarger, who has proved by satisfactory evidence of identification by the Massachusetts State Driving License to be the person who signed this document in my presence.
signed: [Signature unreadable]
name: Jose M. Azevedo.
“Notary Public” means”,
State of Massachusetts.
My commission expires on June 10, 2016.
[There appears relief stamp of the notary.]
[There is a consular legalization, 'in vernacular, with the following wording:]

Consulate General of Brazil in Boston
Request n2410.4.140204-000024

I recognize true, by resemblance, The signature in this document is Jose M. Azevedo - “notary Public”, in Cambridge - United States and, to show where it suits, I sent the present, which I signed and sealed to the Consulate General.
Paid R$ 20.00 - Gold - $ 20.00 - TEC 410.4.
Boston, February 4th, two thousand and fourteen (4/4/2014).
signed: [Signature unreadable],
name: Thiago de Castro Rodrigues.
office: Vice consul.
021516MI - Attention - If the barcode number is different than this label It's fake.
-    The legalization of the consular signature waived according to art. 2x, of Dec. 84,451/80.
-    This legalization does not imply acceptance of the document content.
[These include holographic seal, barcode xxxxxxxxxxx mentioned above and the Official Seal of the Consulate General of the Federative Republic xxxxxxxxx

Nothing else in the document presented to me
I finished the translation and I give fe
The Public Translator and Business Interpreter
Sao Paulo, February 13, 2014.

9th°Official Tixxx and Documents x
pesson civil xxxx from xxx Paulo / sp
Microfilm N.1.207.617

9th° Document and Document Registration Officer and
Civil Pesson Civil of the Capital-CNPJ: 68.157.387 / 0001-28
Alfredo Cristiano Carvalho Official Man

Emol.	Protocoled and prepaid under no. 1,207,617 in
State R $ 19.07 02/13/2014 and registered today in mietofilme
Ipesp R $ 14.03 sop o n. 1,207,617, in titles and documents
R.civil R $ 3.46 Saint, February 13, 2014
T. Justica R $ 3,46

Total R $ 106.62

Stamps and Fees
Gathered Alfredo Cristiano Carvalho Official Man
for budget Ricardo Naranjo-Substitute Officer

PROCURAÇÃO

Pelo presente instrumento de mandato, AEGERION PHARMACEUTICALS, INC., (“OUTORGANTE”), sociedade constituída e existente de acordo com as leis dos Estados Unidos da América, com sede em 101 Main Street, Cambridge, sala 1850, CEP 02142, Delaware, Estados Unidos da América, inscrita no CNPJ sob o n° 16.983.615/0001-15, neste ato representada por seu representante legal abaixo assinado, nomeia e constitui seus bastantes procuradores (“PROCURADORES”) a Sra. MARIA ANTÓNIA MOURÃO CAMPOS, brasileira, casada, advogada, inscrita no Cadastro de Pessoa Física (CPF) sob n°. 082.521.018-60 e na OAB/SP sob n°. 142.065, o Sr. RAMON FERNANDEZ ARACIL FILHO, brasileiro, casado, advogado, inscrito no CPF sob o n° 132.929.988-40 e na OAB/SP sob o n° 180.624 e o Sr. FELIPE GABRIEL MACHADO CARGNIN, brasileiro, solteiro, advogado, inscrito no Cadastro de Pessoa Física (CPF) sob o n° 039.944.359-27 e na OAB/SP sob o n° 319.496, residentes e domiciliados na Cidade de São Paulo Estado de São Paulo, com escritorio na Alameda Joaquim Eugênio de Lima, 187, 9o andar, CEP 01403-
POWER OF ATTORNEY

By this power of attorney, AEGERION PHARMACEUTICALS, INC., (“PRINCIPAL”), a company organized and existing in accordance with the laws of United States of America, headquartered at 101 Main Street, Cambridge, offices 1850, ZIP Code 02142, Delaware, United States of America, enrolled with CNPJ [National Registry of Legal Entities] under n° 16.983.615/0001-15, herein represented by its legal representative hereby appoints and retains as its attorneys-in-fact (“ATTORNEYS-IN-FACT”) Mrs. MARIA ANTÓNIA MOURÃO CAMPOS, Brazilian, married, lawyer, enrolled with the Individual Taxpayers Register (CPF) under n°. 082.521.018-60 in the OAB/SP under NO. 142.065, Mr. RAMON FERNANDEZ ARACIL FILHO, Brazilian, married, lawyer, enrolled with CPF under n°. 132.929.988-40 in the OAB/SP under n°. 180.624 and Mr. FEUPE GABRIEL MACHADO CARGNIN, Brazilian citizen, single, lawyer, enrolled in the Individual Taxpayer Register CPF under NO. 039.944.359-27 and with QAB/SP under no. 319.496, resident and domiciled in the City of São Paulo, State of São Paulo, with offices at Alameda Joaquim

001 integrantes de  Mourão  Campos Sociedade de Advogados, agindo individual ou conjuntamente, representar a OUTORGANTE e em seu nome praticar todos e quaisquer dos seguintes atos: (1) conforme estabelecido nos artigos 1.074, §1° do Código Civil Brasileiro e 126, §1° da Lei n° 6.404, de 15.12.1976 (“Lei das Sociedades por Ações”), representar a OUTORGANTE, na qualidade de quotista, perante a empresa AEGERION BRASIL SERVIÇOS DE PROMOÇÃO E ADMINISTRAÇÃO DE VENDAS LTDA.(“SOCIEDADE”), sociedade limitada, com sede na Avenida Paulista, n° 2.300, Piso Pilotis, Sala 52, São Paulo, São Paulo, CEP 01310-300, inscrita no CNPJ sob o n° 14.555.259/0001-03, bem como defender a OUTORGANTE perante os demais sócios dessa SOCIEDADE, podendo para tanto, no exclusivo cumprimento de instruções verbais ou escritas da OUTORGANTE, (a) participar de reuniões, assembleias ou outros atos de deliberação, com poder para propor e votar qualquer matéria; (b) subscrever, adquirir, alienar, ceder ou transferir ações ou quotas, dando e recebendo quitação, e (c) exercer todos os demais direitos inerentes à condição de sócio, acionista ou quotista da SOCIEDADE; (2) representar e defender a OUTORGANTE perant repartições e autoridades publicas Eugenio de
Lima, 187, 9° andar, ZIP CODE 01403-001, members of Mourão Campos Sociedade de Advogados to act individually or Jointly, on behalf of PRINCIPAL and in its name shall perform any and all of the following acts: (1) pursuant to article 1074, paragraph 1 of the Brazilian Civil Code and article 126, paragraph 1 of Law No. 6404 of December 15, 1976, as amended (“Corporation Law”) to represent the PRINCIPAL, as quotaholder, before AEGERION BRASIL SERVIÇOS DE PROMOÇÃO E ADMINISTRAÇÃO DE VENDAS LTD A. (“COMPANY”), a Brazilian limited liability company, headquartered at Avenida Paulista, n° 2.300, Piso Pilotis, Sala 52, São Paulo, São Paulo, CEP 01310-300, enrolled with CNPJ under n° 14.555.259/0001-03, as well as defend the PRINCIPAL before the other partners of such COMPANY, being authorized, upon oral or written instructions from PRINCIPAL, to (a) participate in meetings, general meetings or other resolution events, with powers to propose and vote on any matter; (b) subscribe for, acquire, dispose of, assign or transfer shares or quotas, giving and receiving release therefor; and (c) exercise all other rights inherent to PRINCIPAL’S status as partner, shareholder or owner of the COMPANY; (2) to represent and defand PRINCIPAL before federal, federais, estaduais e muruicipais,  mcluindo o Banco Central do Brasil, a Comissão de Valores Mobiliários, o Conselho Administrativo de Defesa Econômica e demais entidades autárquicas, em quaisquer questões de natureza jurídica; (3) receber citação em ações judiciais instauradas contra a OUTORGANTE com fundamento nos preceitos do Artigo 119 da Lei das Sociedades por Ações. Estão expressamente excluídos dos poderes citados acima os necessários para o recebimento de citação em ações judiciais propostas contra a OUTORGANTE não fundamentadas nos preceitos da Lei das Sociedades por Ações, notadamente a citação para ações fundamentadas nos preceitos de leis fiscais, previdenciárias, fundiárias, trabalhistas, ambientais e de defesa do consumidor; (4) para tratar e resolver definitivamente quaisquer questões para a prática de atos relacionados ao Cadastro Nacional de Pessoa Jurídica (CNPJ), perante a Receita Federal do Brasil (RFB), capacitando-os a serem demandados e a receberem citação, revestindo-os da condição de administradores dos bens nos termos da Instrução Normativa RFB n° 1.183 de 19 de agosto de 2011, parcialmente alterada pela Instrução Normativa RFB n° 1.210 de 16 de novembro de 2011 (5) critério dos PROCTORES state and municipal government authorities and agencies, including the Central Bank of Brazil, the Brazilian Securities Commission, the Administrative Council for Economic Defense and other independent agencies, on any legal matters; (3) to receive service of process in lawsuits filed against the PRINCIPAL based on the provisions of article 119 of the Corporation Law. The aforementioned powers expressly exclude those necessary for acknowledgment of service of process in lawsuits filed against the PRINCIPAL that are not based on the provisions of the Corporation Law, notably the lawsuits based on tax, social security, land, labor, environmental and consumer protection laws; (4) to deal with and definitively settle any matters and perform any acts relating to the National Register of Legal Entities (CNPJ) and before the Brazilian Federal Revenue (RFB), conferring on them powers to represent PRINCIPAL as defendant and receive service of process, and act as manager of the assets pursuant to RFB Normative Ruling No. 1.183 of August 19th, 2011, partially amended by the RFB Normative Ruling No. 1.210 of November 16th, 2011 and (5) at the ATTORNEY-IN-FACT's discretion, to delegate all or any portion of the powers granted hereunder on the conditions that said ATTORNEYS- IN-FACT shall deem proper, as criterio dos PROCURADORES substabelecer, no todo ou em parte, qualquer dos poderes aqui conferidos, nas condições que. julgarem apropriadas, assim como. podem, a qualquer tempo, renunciar aos poderes aqui recebidos. Esta procuração tem prazo de validade de 2 (dois) anos a contar da data da assinatura deste instrumento.
well as to relinquish the powers granted hereby at any time. This power of attorney shall be valid for two (2) years from the date of execution hereof.

Cambridge, MA USA
January 17, 2014

AEGERION PHARMACEUTICALS HOLDINGS, INC.
Benjamin S. Harshbarger, Director

On this January 31st 2014, before me, the undersigned “Notary Public”, personally attended Benjamin S. Harshbarger, who has proved by satisfactory evidence of identification by the Massachusetts State Driving License, to be the person who signed this document in my presence.

IOSE M. AZEVEDO
‘‘Notary Public”
Massachusetts State
My commission expires
June 10, 2016

9th0 Document and Title Registration Officer and civil entity of the capital - CNPJ: 68,157,387/0001-28 Alfredo Cristiano Carvalho Men - Official
Emol.	R $ 66.60	Protocol and pre-term under no.1,207,618 in 02/13/2014 and recorded today on microfilm under no. 1,207,618, in titles and documents. Sao Paulo, February 13, 2014.
state	R $ 19.07
Ipesp	R $ 14.03
R. Civil	R $ 3.46
T. Justice	R $ 3.46
Total	R $ 106.62

Stamps and Fees Collected For money	Alfredo Cristiano Carvalho Men - Official Ricardo Narànjo Official Substitute

021515MI
I truly recognize that the signature on this document by jose everdo: ”notry public“ in cambriage –United States and where it is appropriate to mandate to pass the gift, I made the seal with this Consulate general

Paid $ 20-OURA 20.00-TEC 410.4

Boston Fourth of February Deva Two Thousand and Fourteen Purpose (04/02/2014)
02I515MI WARNING If the number in the 'bar code' is different this label is FAKE.	Thiago de Castro Rodrigues Vice Consul
- The legalization of the consular agreement was waived according to art. 2na, of Dec.84.451 / 80. - This legalization does not imply acceptance of the content of the document.

GUIOMAR TORGAN WHITE GUSMON
Sworn Public Translator
and COMMERCIAL INTERPRETER
Matr. JUCESP No. 977	ENGLISH PORTUGUESE	CPF. No. 007,454,878-66
CCM. 2,643,122-7	OFFICIAL TRANSLATION	ID. 1,135,164
	Caropa Street, 594 - Sao Paulo - SP - 05447-000	9th Title and Document Registration Officer Civil Law of São Pauto / SP
	Tel / Fax: (11) 3031-5399	Microfilm N. 1,207,618

TRANSLATION No. 24688/14 BOOK NO°.	A-065 SHEETS N ° 1

Attestation I was presented on this date with an original document in ENGLISH, in order to translate it to PORTUGUESE, what I do I do because of my office and as follows:

[Translator's Note: the document presented to me consists of a letter of attorney written in the English and Portuguese languages, with vernacular legalization, which makes Aegeiuon Pharmaceuticals, Inc. in favor of Mrs. Maria Antónia Mourão Campos, Sr. Ramon Fernandez Aracil Filho and Mr. Felipe Gabriel Machado Cargnin duly signed [unreadable signature] by Benjamin S. Haarshbarger in Cambridge, MA, USA, in 17 January 2014, whose English language content was conferred by me and it is the faithful and integral translation of the Portuguese content, from which I transcribe the legalization in Portuguese and translate the English language that accompanies it in the following terms:]
[The following notary legalization appears as follows:]
In this day 31 January 2014, before me, the undersigned “Notary Public” personally attended Benjamin S. Haarshbarger, who has proved by satisfactory evidence of identification by the Massachusetts State Driving License to be the person who signed this document in my presence.
signed: [Signature unreadable]
name: Jose M. Azevedo.
‘‘Notary Public”.
State of Massachusetts.
My commission expires on June 10, 2016.
[There appears relief stamp of the notary.]
[There is a consular legalization, in vernacular, with the following content:]

Brazilian Consulate of Brazil was Boston
Request nThe 410.4.140204-000024

I truly recognize by similarity the signature in this document by Jose M. Azevedo - “notary public”, in Cambridge - United States. And, to put it where it suits me, I had the gift passed, which I signed and sealed with the seal of this Consulate General.
Paid $ 20.00 - Gold - $ 20.00 - TEC 410.4.
Boston, February 4th, two thousand and fourteen (4/4/2014).
signed: [Signature unreadable].
name: Thiago de Castro Rodrigues.
office: Vice consul.
021515MI - Attention - If O number in the barcode is different, this label IS Fake.
−	Waived the legalization of the signature eísjísular according to art. 2nd, of Dec. 84,451/80.
−	This legalization does not imply acceptance xxxxxxxx document.
[There appears holographic seal, a barcode xxxxxxxxxxxxxxxxxx aforementioned compensation and the Official Seal of the Consulate General of the Federative Republic of Prostrol

JUST IT in the document I present
I checked the translation and I give faith
The Public Translator and Commercial Interpreter
Sao Paulo, February 13, 2014

9th0 Officialof Document and Title Registration
Legal CounselThePaulo / SP
Microfilm N.1,207,617

9thO Document and Title Registration Officer and civil entity of the capital - CNPJ: 68,157,387/0001-28 Alfredo Cristiano Carvalho Men - Official
Emol.	R $ 66.60	Protocol and pre-term under no.1,207,618 in 02/13/2014 and recorded today on microfilm under no. 1,207,618, in titles and documents. Sao Paulo, February 13, 2014.
state	R $ 19.07
Ipesp	R $ 14.03
R. Civil	R $ 3.46
T. Justice	R $ 3.46
Total	R $ 106.62

Stamps and Fees Collected For money	Alfredo Cristiano Carvalho Men - Official Ricardo Narànjo Official Substitute